IVY FUNDS

Delaware Ivy Natural Resources Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus and Statement of Additional Information
dated July 29, 2022, as amended

Effective April 28, 2023 (the “Effective Date”), the Fund will change its benchmark index from the S&P North American Natural Resources Sector Index to the S&P Global Natural Resources Index.

Upon the Effective Date, the following replaces the fifth paragraph in the Fund’s statutory prospectus section entitled “Fund summaries – Delaware Ivy Natural Resources Fund – What are the Fund’s principal investment strategies?”:

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund’s assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Fund’s total assets or two times the Fund’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Upon the Effective Date, the following replaces the fourth paragraph in the Fund’s statutory prospectus section entitled “How we manage the Funds – Our principal investment strategies – Delaware Ivy Natural Resources Fund”:

The Fund seeks to be diversified internationally, and therefore, the Manager invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Manager typically seeks to invest a majority of the Fund’s assets in the US, the Fund may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the Fund’s total assets or two times the Fund’s benchmark index (currently the S&P Global Natural Resources Index) weight, whichever is greater. The Fund also may have exposure to companies located in, and/or doing business in, emerging markets.

Upon the Effective Date, the following replaces the information in the Fund’s statement of additional information section entitled “Investment Objective, Restrictions, and Policies – Nonfundamental Investment Restrictions – 4. Investment in foreign securities:”

4. Investment in foreign securities:

Each of Delaware Ivy Municipal Bond Fund and Delaware Ivy Municipal High Income Fund may invest in commercial paper and other short-term equivalent securities issued by US and foreign issuers that are denominated in US dollars.

Delaware Real Estate Securities Fund may not invest more than 25% of its total assets in foreign securities.

Delaware Ivy Core Bond Fund may not invest more than 40% of its total assets in foreign securities.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated February 21, 2023.